UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2009

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 649-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On January 14, 2009, the Executive Committee of the Board of Directors adopted an amendment effective January 14, 2009 to the Media General, Inc. Supplemental 401(k) Plan, which suspends any Company match contributions to the Plan beginning on the first day of the first full payroll period starting on or after April 1, 2009, and ending with the last pay period that begins prior to December 31, 2009. This modification coincided with a similar amendment to the Media General Advantage 401(k) Plan. A copy of the Supplemental 401(k) Plan amendment is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

10.01	Matching Contribution Amendment to the Media General, Inc., Supplemental 401(k) Plan effective January 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date January 20, 2009
/s/ John A. Schauss
John A. Schauss
Vice President - Finance
and Chief Financial Officer